Exhibit 10.28

AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT

AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT, dated as of August 29, 2018 (this “Amendment No. 2”), by and between MSC INDUSTRIAL DIRECT CO., INC., a New York corporation (the “Company”) and the persons listed on Schedule I hereto (collectively, the “Sellers”).

R E C I T A L S

WHEREAS, the Company and the Sellers entered into a Stock Purchase Agreement, dated as of July 25, 2018 (as amended, the “Stock Purchase Agreement”); and

WHEREAS, the Company and the Sellers wish to modify the Percentage Participations set forth in Schedule I to the Stock Purchase Agreement;

NOW THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sellers hereby severally agree with the Company and the Company agrees with each Seller as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined in this Amendment No. 2 shall have the respective meanings assigned to such terms in the Stock Purchase Agreement.

2. Amendment.  The Company and the Sellers hereby agree that the Percentage Participations are amended to be as set forth in Schedule I hereto with respect to the August 2018 calendar month purchase and sale obligations.

3. GOVERNING LAW. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4. Counterparts.  This Amendment No. 2 may be executed in any number of counterparts, including via facsimile, each of which shall be an original, but all of which together shall constitute one instrument.

[Signatures follow on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

MSC INDUSTRIAL DIRECT CO., INC.

By:	/s/ Steve Armstrong
Name:	Steve Armstrong
Title:	Senior Vice President, General Counsel and Corporate Secretary

/s/ Mitchell Jacobson
Mitchell Jacobson

/s/ Marjorie Gershwind Fiverson
Marjorie Gershwind Fiverson

/s/ Erik Gershwind
Erik Gershwind

/s/ Stacey Bennett
Stacey Bennett

/s/ Harlan B. Korenvaes
Harlan B. Korenvaes

Schedule I

Name of Seller	Percentage Participation

Mitchell Jacobson	0

Marjorie Gershwind Fiverson	8.29

Erik Gershwind	15.71

Stacey Bennett	15.05

Harlan B. Korenvaes	60.95